Exhibit 10.23

AMENDMENT TO LEASE

This Lease Amendment (“Amendment”) is entered into on August 1, 2009 by and between CDM Development, LLC (“Landlord”) and Tiger Financial Management, LLC 3527 N Ridge Rd., Wichita, Kansas 67205 (“Tenant”), and amends the lease between Landlord and Tenant executed on or about January 1, 2008 (“Lease”) regarding the property commonly known as 3611 N Ridge Rd., Wichita, Kansas 67205.

For Ten Dollars and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged, the parties hereto agree to amend the Lease as follows:

Section 1. Premises

1.	This section is hereby amended to increase the square feet from the current 9,467 feet to 10,752 feet.

2.	Further, this section is hereby amended to increase the amount of the building from the current 88.05% to 100%.

Section 4. Rent

1.	This section is hereby amended to increase the monthly rent from $13,001.35 to $14,766.08.

All other provisions of the Lease remain in full force and effect.

CDM Development, LLC		Tiger Financial Management, LLC

By:	/s/ Doug Rippel	/s/ Chad Faulkner
Signature:
Title:	CEO	President
Date: November 10, 2009		November 10, 2009